QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2001

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13317 (Commission File Number)	13-3460176 (I.R.S. Employer Identification No.)
6305 El Camino Real, Carlsbad, California (Address of principal executive offices)		92009 (Zip Code)

Registrant's telephone number, including area code: (760) 931-5500

Not Applicable.
(Former name or former address, if changed since last report.)

Item 5.  Other Events.

    Pursuant to shareholder approval obtained at the Annual Meeting of Shareholders of Dot Hill Systems Corp. (the "Company") held on May 18, 2001, the Company completed its reincorporation in Delaware on September 19, 2001.

    The Agreement and Plan of Merger by which the reincorporation was effected, the Company's Certificate of Incorporation and Bylaws, and the Company's press release dated September 25, 2001 announcing completion of the reincorporation have been filed as Exhibits 2.1, 4.1, 4.2 and 99.1, respectively, to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger, dated September 19, 2000, by and between Dot Hill Systems Corp. and Dot Hill Systems Corp. (Delaware).
4.1	Dot Hill Systems Corp. Certificate of Incorporation.
4.2	Dot Hill Systems Corp. Bylaws.
99.1	Press release dated September 25, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
	By:	/s/ PRESTON ROMM Preston Romm Chief Financial Officer and Treasurer
Date: September 25, 2001

INDEX TO EXHIBITS

2.1	Agreement and Plan of Merger, dated September 19, 2000, by and between Dot Hill Systems Corp. and Dot Hill Systems Corp. (Delaware).
4.1	Dot Hill Systems Corp. Certificate of Incorporation.
4.2	Dot Hill Systems Corp. Bylaws.
99.1	Press release dated September 25, 2001.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS